John Hancock Funds III
POWER OF ATTORNEY
I do hereby constitute and appoint THOMAS M. KINZLER, JOHN J. DANELLO, BETSY ANNE SEEL, ALFRED P. OUELLETTE, GEORGE M. BOYD, DAVID D. BARR and KINGA KAPUSCINSKI, or any one of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “1933 Act”) and/or the Investment Company Act of 1940, as amended (the “1940 Act”), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable John Hancock Funds III (the “Trust”) to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, including specifically, but without limitation, power and authority to sign for me in the capacity indicated below, post-effective amendments to the Trust’s registration statement on Form N-1A (File Nos. 333-125838, 811-21777); and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

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John Hancock Funds III
N-1A Power of Attorney
     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 9th day of September, 2008.

/s/ James R. Boyle	/s/ Steven R. Pruchansky

James R. Boyle, as Trustee	Steven R. Pruchansky, as Trustee

/s/ James F. Carlin	/s/ Stanley Martin

James F. Carlin, as Trustee	Stanley Martin, as Trustee

/s/ William H. Cunningham	/s/ Gregory A. Russo

William H. Cunningham, as Trustee	Gregory A. Russo, as Trustee

/s/ Charles L. Ladner	/s/ John G. Vrysen

Charles L. Ladner, as Trustee	John G. Vrysen, as Chief Operating Officer

/s/ John A. Moore	/s/ Charles A. Rizzo

John A. Moore, as Trustee	Charles A. Rizzo, as Chief Financial Officer

/s/ Patti McGill Peterson	/s/ Keith F. Hartstein

Patti McGill Peterson, as Trustee	Keith F. Hartstein, as President and Chief
Executive Officer

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OPEN END FUNDS:	1933 Act Number	1940 Act Number
John Hancock Bond Trust	2-66906	811-3006
John Hancock California Tax-Free Income Fund	33-31675	811-5979
John Hancock Capital Series	2-29502	811-1677
John Hancock Current Interest	2-50931	811-2485
John Hancock Equity Trust	2-92548	811-4079
John Hancock Investment Trust	2-10156	811-0560
John Hancock Investment Trust II	2-90305	811-3999
John Hancock Investment Trust III	33-4559	811-4630
John Hancock Municipal Securities Trust	33-32246	811-5968
John Hancock Series Trust	2-75807	811-3392
John Hancock Sovereign Bond Fund	2-48925	811-2402
John Hancock Strategic Series	33-5186	811-4651
John Hancock Tax-Exempt Series Trust	33-12947	811-5079
John Hancock World Fund	33-10722	811-4932
JOHN HANCOCK FUNDS
POWER OF ATTORNEY
     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, BETSY ANNE SEEL, ALFRED P. OUELLETTE, GEORGE M. BOYD, DAVID D. BARR and KINGA KAPUSCINSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

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John Hancock Funds
N-1A Power of Attorney
     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of October, 2008.

/s/ Deborah C. Jackson

Deborah C. Jackson, as Trustee

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